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                                                                   EXHIBIT 10.31
















                                KITTY HAWK, INC.


                              Amended and Restated

                                Annual Incentive

                               Compensation Plan

                            Dated September 3, 1996






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                               TABLE OF CONTENTS


      Article I    Amendment and Restatement; Establishment and Purpose.....1

      Article II   Definitions..............................................1

      Article III  Eligibility..............................................3

      Article IV   Awards...................................................4

      Article V    Administration...........................................6

      Article VI   Amendment and Termination................................7

      Article VII  Miscellaneous............................................8


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                                   ARTICLE I



                           AMENDMENT AND RESTATEMENT;

                           ESTABLISHMENT AND PURPOSE

1.1 Effective as of the Effective Date described herein, Kitty Hawk, Inc. (the "Company") adopts this Amended and Restated Annual Incentive Compensation Plan, which amends, restates and supersedes in its entirely the Kitty Hawk, Inc. Annual Incentive Compensation Plan that was adopted by the Company as of June 28, 1996.

1.2 The purpose of this Plan is to provide for the payment of incentive compensation from the profits of Kitty Hawk, Inc. to employees who contribute to the success of the Company. This Plan is expressly intended to be unfunded and discretionary.


                                   ARTICLE II

                                  DEFINITIONS

2.1 "Award" means a Cash Bonus and/or Stock Bonus granted to a Participant pursuant to Article IV hereof.

2.2 "Award Date" means the last business day in the month of February and August each year during the Term of the Plan.


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2.3 "Award Period" means the period for which an Award is granted.  An Award
Period shall be the six-calendar-month period immediately preceding the last day in February and the six-calendar-month period immediately preceding August 31st each year.

2.4 "Base Salary" means the Participant's regular base pay and overtime pay, excluding bonuses and all other forms of compensation from the Employer.

2.5 "Board" means the Board of Directors of Kitty Hawk, Inc.

2.6 "Cash Bonus" means the portion of an Award which is payable in cash.

2.7 "Committee" means a special subcommittee of the Compensation Committee of the Board which is composed solely of no less than two outside directors. For this purpose, the term "outside director" means a director of the Board who (i) is not an Employee or a former Employee of the Employer, (ii) has never served as an officer of an entity currently affiliated with the Employer, and (iii) is not paid remuneration (as defined in regulations under Section 162(m) of the Code) from the Employer, directly or indirectly, in any capacity other than as a director. Each member of the Committee at the time of his appointment to the Committee and while he is a member thereof, must be a "Non-Employee Director," as that term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934.


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2.8 "Effective Date" means December 1, 1994.

2.9 "Employer" means Kitty Hawk, Inc., a Delaware corporation, and its direct or indirect wholly-owned subsidiaries.

2.10 "Plan" means the Amended and Restated Annual Incentive Compensation Plan, as amended from time to time.

2.11 "Restricted Stockholder" means any person who (i) is the beneficial owner (as such terms is defined in Rule 16a-1 promulgated under the Exchange Act) of ten percent or more of the outstanding Stock or any other class of equity securities of the Employer registered under Section 12 of the Exchange Act, and
(ii) is not an officer or director of the Company.

2.12 "Rule 16b-3" means Rule 16b-3 promulgated under Section 16 of the Exchange Act, as amended effective November 1, 1996, by Release No. 34-37260.

2.13 "Stock" means the common stock, par value $.01, of Kitty Hawk, Inc.

2.14 "Stock Bonus" means the portion of an Award payable in Stock.

2.15 "Term of the Plan" means the period from the Effective Date of the Plan to the date on which the Plan is terminated.


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                                  ARTICLE III

                                  ELIGIBILITY

     Each employee of an Employer who has completed at least six months of continuous full time employment with the Employer, who regularly works at least twenty (20) hours per week, who is employed by the Company for at least five
(5) months per calendar year, and who is actively employed on the Award Date shall be eligible to participate in the Plan (the "Participant").


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                                   ARTICLE IV

                                     AWARDS

4.1 As soon as practicable following the close of an Award Period, the Committee, in its sole discretion, shall determine the amount, if any, of the Cash Bonus and the Stock Bonus to which each Participant is entitled with respect to such Award Period. Awards shall not exceed in the aggregate ten percent (10%) of the combined income before income taxes of the Company and its consolidated subsidiaries for the Award Period, determined in accordance with generally accepted accounting principles applied on a consistent basis, and before the deduction of any Awards for such period.

4.2 The maximum aggregate number of Shares that may be awarded as Stock Bonuses shall be two hundred thousand (200,000) Shares.

4.3 All Awards are fully vested and nonforfeitable from the Award Date, and cash shall be paid or stock certificates issued as soon as practicable after the Award is made.

4.4 All amounts payable under this Plan shall constitute a general obligation of the Employer. No Participant shall have any right, title, or interest whatever in or to, or any preferred claim in or to, any investment reserves, accounts or funds that the Employer may purchase, establish, or accumulate to aid in providing the payments described in this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall

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create or be construed to create a trust or a fiduciary relationship of any kind between the Employer and a Participant or any other person.

4.5 The Employer may withhold or cause to be withheld from any Award payment any federal, state, or local taxes required by law to be withheld with respect to such payment and such sum as the Employer may reasonably estimate as necessary to cover any taxes for which the Employer may be liable and which may be assessed with regard to such payment. In the event that the Employer awards a Stock Bonus and the Cash Bonus awarded, if any, for the same Award Period is insufficient to enable the Company to pay such taxes, either a Cash Bonus for each Participant will be awarded and withheld in an amount sufficient to cover any taxes which would be required to be withheld from the combined Award, or an amount sufficient to cover taxes required to be withheld from the Stock Bonus shall be withheld from other compensation payable by the Employer to the Participant.

4.6 No Participant shall have any rights by way of anticipation or otherwise to assign or otherwise dispose of any interest under this Plan.

4.7 All Stock paid pursuant to an Award is freely transferable, subject to compliance with applicable securities laws, except that Stock awarded to a Restricted Stockholder, shall not be transferable for a period of six months from the date such Stock is transferred to the Restricted Stockholder. The Committee may, as a condition to the Award of a Stock Bonus, require a

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Participant to make such investment and other representations the Committee deems reasonably necessary.

4.8 As a condition to any Award hereunder, the Committee may require a Participant to pay to the Company an amount equal to, or in excess of, the par value of the Shares awarded to him or her. Any such Stock Bonus shall automatically expire if not purchased in accordance with the Committee's requirements within thirty (30) days after the date of the Award.


                                   ARTICLE V

                                 ADMINISTRATION

5.1 The Committee shall have the right and the power to administer and interpret the Plan, and to determine the amount and form of the Awards under the Plan. The determination of the Committee as to any disputed questions of construction and interpretation shall be final, binding, and conclusive upon all persons.

5.2 The expenses of administering the Plan shall be borne by the Employer.

5.3 The members of the Committee, officers, directors, and employees of the Company shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by them in connection with or resulting from any claim, action, suit, or proceeding to which they may be a party or in which they may be involved by reason of any action taken or

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failure to act under this Plan, and against and from any and all amounts paid by them in settlement or paid by them in satisfaction of a judgment in any such action, suit, or proceeding. The foregoing provision shall not be applicable to any person if the loss, cost, liability, or expense is due to such person's gross negligence or willful misconduct.


                                   ARTICLE VI

                           AMENDMENT AND TERMINATION

6.1 This Plan shall continue in the event of a merger, consolidation, or acquisition where the Company is not the surviving corporation, unless the successor or acquiring corporation shall elect to terminate the Plan.

6.2 The Company expressly reserves the right to amend the Plan by resolution of the Board, at any time and in any manner, including the making of retroactive amendments, and expressly reserves the right to terminate the Plan at any time by resolution of the Board; provided, however, in the event of an amendment or termination of the Plan, Awards previously made by the Committee shall continue to be obligations of the Employer and shall be paid in accordance with the terms of the Plan. Any such amendment or termination shall be evidenced in writing.

6.3 With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 ("1934 Act"), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the

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Committee.  Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of an Award) shall be deemed automatically to be incorporated by reference into the Plan insofar as Participants subject to Section 16 of the 1934 Act are concerned.


                                  ARTICLE VII

                   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

7.1 If, while any Awards are outstanding, the outstanding Shares are hereafter increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments shall be made by the Committee in the number and/or kind of shares which are subject to purchase or award under outstanding Awards and in the purchase price or prices applicable to such outstanding Awards in order to prevent the dilution or enlargement of rights. In addition, in any such event, the number and/or kind of Shares which may be offered under the Plan shall also be proportionately adjusted to the same end. This Plan does not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital structure, to merge or consolidate, to dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

7.2 Upon the dissolution or liquidation of the Company, or upon a reorganization, merger, or consolidation of the Company with one or more

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corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each Award, then outstanding under the Plan, will thereafter be entitled to receive with respect to such Award, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one Share was entitled to receive upon and at the time of such transaction, upon payment of the purchase price required by the terms of the Award, if any. Notwithstanding the foregoing, however, any Award under this Plan that entitles an Employee to purchase securities of the Company may be canceled by the Company as of the effective date of any such reorganization, merger, or consolidation, or of any dissolution or liquidation of the Company, by giving notice to the Employee or his personal representative of the Company's intention to do so and by permitting the Employee to pay any amounts that would otherwise be due under the terms of an Award Agreement to obtain securities available to the Employee as an Award during the thirty (30) day period next preceding such effective date.

7.3 In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of all its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Shares within the meaning of this Plan.


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7.4 To the extent that the foregoing adjustments relate to Awards, Shares, or securities of the Company, such adjustments shall be made by the Committee, and its determination in that respect shall be final, binding, and conclusive.

7.5 Except as expressly provided in this Article, the Participant shall have no right to any adjustment of the number or price of Shares subject to any Award under the Plan by reason of any subdivision or consolidation of shares of any class or the payment of any dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and except as provided, any issue by the Company of shares of any class, or securities convertible into shares of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the Award.

7.6 The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.


                                  ARTICLE VIII

                                 MISCELLANEOUS

8.1 In the event any provision of the Plan shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining parts

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of the Plan, but the Plan shall be construed and enforced as if the illegal or invalid provision had never been part of the Plan, and Kitty Hawk, Inc. shall have the right to correct and remedy any defect in the Plan.

8.2 Except when otherwise indicated by the context, any masculine terminology when used in the Plan shall also include the feminine gender and the neuter gender, and the definition of any term in the singular shall also include the plural.

8.3 This plan shall be governed and construed in accordance with the laws of the State of Texas.

8.4 This Plan shall not be interpreted or construed as an employment contract. The Plan shall not give any person the right to be continued in employment, and all employees shall remain subject to change of salary, transfer, change of job, discipline, layoff, discharge, or any other change of employment status.

8.5 Any controversy or claim arising under this Plan must be settled exclusively by arbitration under the Commercial Arbitration Rules of the American Arbitration Association; except that the preceding paragraph shall govern applicable law and construction, and the arbitration locale shall be Dallas, Texas. Costs (excluding attorneys' fees) of any arbitration shall be born by the Company. A prevailing party in litigation to require arbitration, in

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arbitration, or in litigation to enforce an arbitration award shall be entitled to recover reasonable attorneys' fees and costs.

8.6 The Plan shall be submitted to the stockholders of the Company for their approval and adoption. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been so approved and adopted at a meeting of the Company's stockholders.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer to be effective as of the Effective Date, subject to approval by the stockholders of the Company.



                                 KITTY HAWK, INC.


                                 By:   /s/ RICHARD WADSWORTH
                                    --------------------------------

                                 Title:    Secretary
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